                                                                  Exhibit 99.1.1


                         THE PINNACLE FAMILY OF TRUSTS,
                          DOGS OF TECH TRUST SERIES I


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated May 22, 2001, among Investec Ernst & Company, as Depositor and The Bank of New York, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "The Pinnacle Family of Trusts, Dogs of Tech Trust Series I and Financial Trust Series II, and Subsequent Series, Trust Indenture and Agreement" dated May 22, 2001, and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section 2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                    Part I

                    STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that all references to "McLaughlin, Piven, Vogel Securities, Inc." shall be deleted and the following sections of the Indenture are hereby amended as follows:

          (a) Paragraph (6) of Section 1.1 is amended to read as follows:

              "Depositor' shall mean Investec Ernst & Company ("Investec") or its successors in interest, or any successor depositor or depositors appointed as herein provided."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated May 22, 2001, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of The Pinnacle Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,799.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,799 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on June 15, 2001.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on June 30, 2001.

          (f) The First Settlement Date shall mean May 25, 2001.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.90 per 100 Units:

     rate per 100 units             number of Units outstanding

     $0.90                          first 5,000,000 or less
     $0.84                          next 5,000,001 - 10,000,000
     $0.78                          next 10,000,001 - 20,000,000
     $0.66                          next 20,000,001 or more

          (i) For purposes of Section 7.4, the Depositor's maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be May 15, 2003 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on December 31 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                        [Signatures on separate pages]

                           INVESTEC ERNST & COMPANY
                                    Depositor


                                    By:     /s/ PETER J. DEMARCO
                                       ------------------------------
                                                Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 21st day of May, 2001, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                        /s/ MICHAEL R. ROSELLA
                                    ------------------------------
                                            Notary Public

                                    MICHAEL R. ROSELLA
                                    Notary Public, State of New York
                                    No. 315016879
                                    Qualified in New York County
                                    Commission Expires 9/26/2001

                             THE BANK OF NEW YORK
                                    Trustee


                                    By:     /s/ THOMAS PORRAZZO
                                       ------------------------------
                                               Vice President



STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK )


          On this 21st day of May, 2001, before me personally appeared Thomas Porrazzo, to me known, who being by me duly sworn, said that (s)he is an Authorized Signatory of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                        /s/ RUDOLF E. REITMANN
                                    ------------------------------
                                             Notary Public

                                    RUDOLF E. REITMANN
                                    Notary Public, State of New York
                                    No. 01RE5086077
                                    Qualified in Queens County
                                    Commission Expires 10/06/2001

                         THE PINNACLE FAMILY OF TRUSTS,
                           FINANCIAL TRUST SERIES II


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated May 22, 2001, among Investec Ernst & Company, as Depositor and The Bank of New York, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "The Pinnacle Family of Trusts, Dogs of Tech Trust Series I and Financial Trust Series II, and Subsequent Series, Trust Indenture and Agreement" dated May 22, 2001, and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section 2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that all references to "McLaughlin, Piven, Vogel Securities, Inc." shall be deleted and the following sections of the Indenture are hereby amended as follows:

          (a) Paragraph (6) of Section 1.1 is amended to read as follows:

              "Depositor' shall mean Investec Ernst & Company ("Investec") or its successors in interest, or any successor depositor or depositors appointed as herein provided."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated May 22, 2001, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of The Pinnacle Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,786.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,786 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on June 15, 2001.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on June 30, 2001.

          (f) The First Settlement Date shall mean May 25, 2001.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.90 per 100 Units:

     rate per 100 units             number of Units outstanding

     $0.90                          first 5,000,000 or less
     $0.84                          next 5,000,001 - 10,000,000
     $0.78                          next 10,000,001 - 20,000,000
     $0.66                          next 20,000,001 or more

          (i) For purposes of Section 7.4, the Depositor's maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be May 15, 2003 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on December 31 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                        [Signatures on separate pages]

                           INVESTEC ERNST & COMPANY
                                    Depositor


                                    By:     /s/ PETER J. DEMARCO
                                       --------------------------
                                              Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 21st day of May, 2001, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                       /s/ MICHAEL R. ROSELLA
                                    -----------------------------
                                            Notary Public

                                    MICHAEL R. ROSELLA
                                    Notary Public, State of New York
                                    No. 315016879
                                    Qualified in New York County
                                    Commission Expires 9/26/2001

                             THE BANK OF NEW YORK
                                    Trustee


                                    By:     /s/ THOMAS PORRAZZO
                                       -----------------------------
                                               Vice President



STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK )


          On this 21st day of May, 2001, before me personally appeared Thomas Porrazzo, to me known, who being by me duly sworn, said that (s)he is an Authorized Signatory of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                        /s/ RUDOLF E. REITMANN
                                    -------------------------------
                                             Notary Public

                                    RUDOLF E. REITMANN
                                    Notary Public, State of New York
                                    No. 01RE5086077
                                    Qualified in Queens County
                                    Commission Expires 10/06/2001